                                                                   Exhibit 10.20
                            EXCHANGE AGENT AGREEMENT


                                                              June 3, 2003


Interwest Transfer Co., Inc.
P.O. Box 17136
Salt Lake City, Utah 84117
Facsimile: (801) 277-3147

Dear Sir or Madam:

         Education Lending Group, Inc., f/k/a Direct III Marketing, Inc. ("Education Lending Group" or the "Company") is offering to exchange one share of common stock, par value $.001 per share, for each of its outstanding shares of common stock, par value $.001 per share (the "Exchange Offer"). The common stock offered in exchange for outstanding common stock will be registered with the Securities and Exchange Commission ("SEC") by a Registration Statement on Form S-4 ("Registration Statement") containing a prospectus and certain exhibits thereto that will be mailed to stockholders to advise them of the Exchange Offer and describe the applicable terms of the exchange effected thereby (collectively, the "Prospectus").


         The form of the Letter of Transmittal to be sent to each Education Lending Group stockholder is attached hereto as Exhibit A, and a certified copy
                                                ---------
of the resolutions adopted by the Board of Directors of Education Lending Group authorizing the Exchange Offer is attached as Exhibit B. Interwest Transfer Co.,
                                              ---------
Inc. ("Interwest") is the Company's transfer agent and, as the transfer agent, maintains (i) a list containing the names and addresses of all the Education Lending Group stockholders and the number of shares of Education Lending Group common stock held by each stockholder and (ii) a list of certificates (giving certificate numbers) representing shares of common stock which have been or are, as of such date, lost, stolen, destroyed or replaced or restricted as to transfer (noting the text of the restrictive legends applicable thereto) or with respect to which a stop transfer order has been noted. The Company will, at Interwest's request, provide the information necessary for Interwest to update the lists referred to in (i) and (ii) above for purposes of the Exchange Offer. The Company has provided a list of those affiliates of Education Lending Group ("Affiliates"), as shown on the attached Exhibit C, who may be entitled to receive shares of Education Lending Group common stock pursuant to the Exchange Offer, all of whom shall receive such shares in the form of certificates which shall be affixed with the restrictive legend as shown in the form attached hereto as Exhibit D (such lists being herein referred to as the "Lists").
          ---------


         The Exchange Offer will commence promptly after the date on which the SEC declares the Registration Statement effective ("Effective Time") and will expire on the date set forth in the Prospectus, unless extended. As soon as practicable after the Effective Time, the Exchange Agent will mail to each holder of record of outstanding shares of Education Lending Group common stock
(i) a copy of the Prospectus, (ii) a form of the Letter of Transmittal with instructions, and (iii) a self-addressed return envelope.

         This will confirm your appointment by Education Lending Group as the exchange agent (the "Exchange Agent"), and, in that capacity, your authorization to act as agent for Education Lending Group stockholders for the purpose of receiving previously issued shares of Education Lending Group common stock from each stockholder who elects to tender his, her or its shares and transmitting newly issued registered shares of Education Lending Group common stock to such stockholders upon satisfaction of the conditions set forth herein. Your duties, liabilities and rights as Exchange Agent are set forth herein.

     In carrying out your duties as Exchange Agent, you are to act in accordance with the following:

1.   Examination of Documents.

     You are to examine each Letter of Transmittal, each Notice of Guaranteed Delivery, each certificate representing shares of Education Lending Group common stock being tendered and any other required documents delivered or mailed to you by or for any Education Lending Group stockholder to ascertain, to the extent reasonably determined by you, whether:

     (i) each Letter of Transmittal and Notice of Guaranteed Delivery appear to be duly executed and properly completed in accordance with the instructions set forth therein;

     (ii) each certificate for shares of Education Lending Group common stock appears to be properly surrendered and, if appropriate, endorsed for transfer;

     (iii) all other required documents, if any, used in the exchange appear to be duly executed and properly completed and in the proper form; and

     (iv) each certificate for shares of Education Lending Group common stock is free of restrictions on transfer or stop orders except as set forth on the Lists.

     In the event you ascertain that any Letter of Transmittal, Notice of Guaranteed Delivery or other document has been improperly completed or executed, any of the certificates for shares of Education Lending Group common stock are not in proper form or some other irregularity exists, you shall attempt to promptly resolve such impropriety or irregularity and may use your best efforts to contact the appropriate stockholder by whatever means of communication you deem most expedient to correct such impropriety or irregularity and, upon consultation with Education Lending Group, shall endeavor to take such other reasonable action as may be necessary to cause such impropriety or irregularity to be corrected. The determination of any questions referred to Education Lending Group or its counsel by you as to the validity, form and eligibility, as well as the proper completion or execution, of any Letter of Transmittal, Notice of Guaranteed Delivery and other documents shall be final and binding and you may rely thereon as provided in Section 10(e) hereof. Any costs of contacting stockholders for the purpose of correcting any impropriety or irregularity shall be incurred for the account of Education Lending Group.

2.   Exchange of Shares and Issuance of Certificates or Book-Entry Statement.

     After you have timely received either certificates for all physically tendered common stock, in proper form for transfer, or, if applicable, a book-entry confirmation of transfer of the common stock into your account at the Depository Trust Company, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other required documents or, in the case of a book-entry confirmation, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or an agent's message instead of such Letter of Transmittal, you shall (i) cause to be issued and distributed to the holder(s) in whose name such certificate(s) for shares of common stock were registered certificates for the newly registered shares of common stock in exchange for tendered shares of outstanding common stock or, (ii) in the case of a book-entry confirmation, cause to be issued and distributed to the holder(s) in whose name certificate for shares of common stock were registered a book-entry account statement. All Affiliates shall receive such shares in the form of certificates which shall be affixed with the restrictive legend as shown in the form attached hereto as Exhibit D.

     If any certificate or book-entry account statement representing shares of Education Lending Group common stock is to be issued in a name other than that in which the certificate surrendered in exchange therefore is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to you any transfer or other taxes required, or shall establish to your satisfaction that such tax has been paid or is not payable.

     Certificates to be delivered by mail shall be forwarded by first class mail under the Exchange Agent's blanket surety bond, which Education Lending Group understands protects Education Lending Group and the Exchange Agent from loss or liability arising by virtue of the non-receipt or non delivery of such certificates. It is understood that the market value of securities in any one shipment sent by first class mail under this procedure will not be in excess of $500,000. In the event the market value shall exceed $500,000 the envelope shall be mailed by registered mail and shall be insured separately for the replacement value of its contents at the time of mailing.

3.   Lost, Stolen or Destroyed Certificates.

     In the event of the possibility of a stockholder claiming that any certificate representing shares of Education Lending Group common stock is lost, stolen or destroyed, the Exchange Agent has included an affidavit of loss and an indemnity bond as part of the Letter of Transmittal. The Exchange Agent shall make the distribution of Education Lending Group shares only upon receipt of a properly completed affidavit of loss and an indemnity bond.

4.   IRS Filings.

     You shall arrange to comply with all requirements under the tax laws of the United States, including those relating to missing Tax Identification Numbers, and shall file IRS Form 1099B on a constructive receipt basis, and for all accrued dividends Form 1099DIV on a paid basis. You may be required to deduct 31% from cash dividend payments to holders who have not supplied their correct Taxpayer Identification Number or required certification. You will turn over such funds to the IRS.

5.   Copies of Documents.

     You shall take such action at Education Lending Group's expense as may from time to time be reasonably requested by Education Lending Group to furnish copies of documents in connection with the Exchange Offer to persons designated by Education Lending Group.

6.   Reports and Maintenace of Records.

     You shall furnish, until otherwise notified by Education Lending Group, monthly reports to Education Lending Group, to the attention of Douglas L. Feist, Executive Vice President, Secretary and General Counsel, 12760 High Bluff Drive, Suite 210, San Diego, California 92130, (858) 617-6080 (phone), (858) 617-6079 (fax), or such other address as may be provided to the Exchange Agent by

Education Lending Group, which reports shall provide the number of shares tendered therefore (previous, herewith and total). You will keep and maintain complete and accurate ledgers showing all shares exchanged by you and payments made by you. You are authorized to cooperate with and furnish information to any organization or its legal representatives designated from time to time by Education Lending Group in any manner reasonably requested by any of them in connection with the Exchange Offer.

7.   Maintanance of Documents Delivered to Exchange Agent.

     Letters of Transmittal, telegrams, facsimile transmissions and other documents and materials submitted to you shall be preserved by you until delivered to or otherwise disposed of in accordance with Education Lending Group's instructions at or prior to the termination hereof. All certificates for shares of Education Lending Group common stock surrendered to you shall be retained by you, unless you are directed otherwise by Education Lending Group.

8.   Exchange Agent's Duties and Obligations.

     As Exchange Agent, you:

     (i) will have no duties or obligations other than those specifically set forth herein, or as may subsequently be agreed to in writing by you and Education Lending Group;

     (ii) will be regarded as making no representations or warranties and having no responsibilities regarding the validity, sufficiency, value or genuineness of any certificates for shares of Education Lending Group common stock surrendered to you or the shares represented thereby delivered by you, will not be required or requested to make any representations as to the validity, value or genuineness of such certificates or account statements of shares of Education Lending Group common stock; and will not be responsible in any manner whatsoever for the correctness of the statements made herein or in the Prospectus or in any document furnished to you by Education Lending Group;

     (iii) will not be obligated to institute or defend any action, suit or legal proceeding in connection with the Exchange Offer, or your duties hereunder, or take any other action which might in your judgement involve, or result in, expense or liability to you, unless Education Lending Group first furnishes you an indemnity satisfactory to you;

     (iv) may rely on, and shall be protected in acting upon, any certificate, instrument, opinion, representation, notice, letter, telegram or other document delivered to you and believed by you in good faith to be genuine and to have been signed by the proper party or parties;

     (v) may rely on, and shall be protected in acting upon, written or oral instructions given by any officer of, or any party authorized by Education Lending Group with respect to any matter relating to your actions as Exchange Agent;

     (vi) may upon prior agreement, consult with counsel satisfactory to you (including counsel for Education Lending Group) and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by you hereunder in good faith and in accordance with such advice or opinion of such counsel; and

     (vii) may retain an agent or agents of your choice to assist you in performing your duties and obligations hereunder, at your cost and without relieving you of any liability hereunder.

9.   Termination of Exchange Agent's Duties and Obligations.

     This agreement shall terminate when new certificates or book-entry account statements, as the case may be, for all shares of Education Lending Group common stock properly tendered to you shall have been issued.

10.  Indemnification of Exchange Agent.

     Education Lending Group hereby covenants and agrees to reimburse, indemnify and hold you harmless from and against any and all claims, actions, judgements, damages, losses, liabilities, costs, transfer or other taxes, and expenses (including without limitation reasonable attorney's fees and expenses) which, without gross negligence or willful misconduct on your part, may be paid, incurred or suffered by you, or to which you may become subject, arising out of or incident to this agreement or the administration of your duties hereunder, or arising out of or incident to your compliance with the instructions set forth herein or with any instructions delivered to you pursuant hereto, or as a result of defending yourself against any claim or liability resulting from your actions as Exchange Agent, including any claim against you by any tendering stockholder, which covenant and agreement shall survive the termination hereof. You hereby represent that you will notify Education Lending Group in writing by U.S. mail, overnight courier, cable, telex confirmed by letter or facsimile, with confirmation of receipt, of any receipt by you of a written assertion of a claim against you, or any action commenced against you, within ten business days after your receipt of written notice of such assertion or your having been served with the summons or other first legal process giving information as to the nature and basis of any such assertion; provided, however, that your failure to so notify Education Lending Group shall not operate in any manner whatsoever to relieve Education Lending Group from any liability which it may have on account of this
Section 10 if no prejudice occurs. At its election, Education Lending Group will assume the conduct of your defense in any such action or claim at its sole cost and expense. In the event that Education Lending Group elects to assume the defense of any such action or claim and confirms to you in writing that the indemnity provided for in this Section 10 applies to such action or claim, Education Lending Group shall not be liable for the fees and expenses of any counsel thereafter retained by you.

11.  Compensation and Expenses.

     For services rendered as Exchange Agent hereunder, your fees are approved as set forth in Exhibit E to this agreement. Further, payment for invoices generated will be paid within thirty days of such invoice date.

12.  Modification.

     Except as otherwise provided in Section 8(1) hereof, (i) the instructions contained herein may be modified or supplemented only by the representative of Education Lending Group named in Section 13 hereof and (ii) any inconsistency between this agreement and the Prospectus shall be resolved in favor of the Prospectus.

13.  Notices.

     Except as otherwise provided herein, no notice, instruction or other communication by one party shall be binding upon the other party unless hand-delivered, telecopied (with confirmation) or sent by certified mail, return receipt requested. Notice to you shall be sent or delivered to your above noted address, facsimile number or such other addresses as you shall hereafter designate in writing. Notice to Education Lending Group shall be sent or delivered to:

                  Douglas L. Feist
                  Executive Vice President, Secretary and General Counsel
                  12760 High Bluff Drive, Suite 210, San Diego, California 92130
                  (858) 617-6080 (phone)
                  (858) 617-6079 (fax)

14.  Governing Law; Successors and Assigns.

     This agreement shall be construed and enforced in accordance with the laws of the State of Delaware, and shall inure to the benefit of, and the obligations created hereby shall be binding upon, the successors and assigns of the parties hereto.

     Please confirm your acceptance of the arrangements herein provided by signing and returning to us the enclosed duplicates of this letter.

Very truly yours,


/s/ Douglas L. Feist
-----------------------------------
Education Lending Group, Inc.


By:     Douglas L. Feist
Title:  Executive Vice President, Secretary and General Counsel


AGREED AND ACCEPTED AS OF


June 3, 2003


Interwest Transfer Co., Inc.


By:    /s/ Kurtis D. Hughes
       ---------------------------------
Name:  Kurtis D. Hughes
       ---------------------------------
Title: V.P.
       ---------------------------------